Exhibit 21

50% or greater	DECEMBER 31, 2003

SUNOCO, INC.

SUBSIDIARIES OF THE REGISTRANT

COMPANY NAME:	INC./REG.
Mascot, Inc. (MA)	MA

Mascot Petroleum Company, Inc.	DE

Radnor Corporation	PA
—Radnor/California Service Corporation	DE
—Radnor/Credit Corporation	DE
—Radnor/Dutton Mill Corporation	PA
—Radnor/Edgewater, Inc.	DE
—Radnor/Fulton Industrial Corporation	DE
—Radnor/Investment Corporation	DE
—Radnor/Island Corporation	DE
—Radnor/Lakeside Corporation	DE
—Radnor/Loudoun Corporation	DE
—Radnor/Murrieta Corporation	DE
—Radnor/North Corporation	DE
—Radnor/Plantation Corporation	DE
—Radnor/Plymouth Corporation	PA
—Radnor/Sarasota Corporation	DE
——Laurel Oak Realty Corporation	DE
—Radnor/Spring Ridge Corporation	DE
——Radnor/Frederick Corporation	DE
—Radnor/Sun Village Construction Corporation	DE
—Radnor/Sun Village Corporation	DE
—Radnor Suncoast Corporation	DE
—Radnor/Vail Ranch Corporation	DE
—Radnor/Vanguard Corporation	DE
—Radnor/Victorville Corporation	DE
—Radnor/Willoughby Corporation	DE
—Radnor/Yorba Linda-I Corporation	DE

Sun Alternate Energy Corporation	DE

50% or greater	DECEMBER 31, 2003

SUNOCO, INC.

SUBSIDIARIES OF THE REGISTRANT

COMPANY NAME:	INC./REG.
Sun Atlantic Refining and Marketing Company	DE
—Sun Atlantic Refining and Marketing B.V., Inc.	DE
—Sun Atlantic Refining and Marketing B.V.	Netherlands
——Atlantic Petroleum Corporation	DE
———Atlantic Petroleum Delaware Corporation	DE
———Atlantic Petroleum (Out) LLC	DE
————Atlantic Pipeline (Out) L.P.	TX
————Atlantic R&M (Out) L.P.	TX
———Atlantic Refining & Marketing Corp.	DE

Sun Canada, Inc.	DE
—Helios Assurance Company Limited	Bermuda
—Sun International Limited	Bermuda
—Sun Mexico One, Inc.	DE
——Sunoco de Mexico, S.A. de C.V.	Mexico
—Sun Mexico Two, Inc.	DE

Sun Coal & Coke Company	DE
—Elk River Minerals Corporation	DE
—Haverhill North Coke Company	DE
—Indiana Harbor Coke Company	DE
—Indiana Harbor Coke Corporation	IN
—Jewell Coke Company	DE
—Jewell Resources Corporation	VA
——Dominion Coal Corporation	VA
——Jewell Coal & Coke Company, Inc.	VA
——Jewell Smokeless Coal Corporation	VA
——Oakwood Red Ash Coal Corporation	VA
——Vansant Coal Corporation	VA
—Sun Coke International, Inc.	DE
——Sun Coqueria Tubarão Ltda.	Brazil

Sun Coke Company	DE

Sun Company, Inc. (name saver company)	DE

50% or greater	DECEMBER 31, 2003

SUNOCO, INC.

SUBSIDIARIES OF THE REGISTRANT

COMPANY NAME:	INC./REG.

Sun Company, Inc. (name saver company)	PA

Sun Executive Services Company	PA
(name saver company)

Sun Geologic and Seismic, Inc.	DE

Sun Oil Argentina Limited	Bermuda

Sun Oil Company (name saver company)	DE

Sun Oil Company (U.K.) Ltd.	DE

Sun Oil Export Company	DE

Sun Oil International, Inc.	DE

Sun Pipe Line Company of Delaware	DE
—Mid-Continent Pipe Line (Out) LLC	TX
—Mid-Valley Pipeline Company	OH
—Sun Oil Line of Michigan (Out) LLC	TX
—Sun Pipe Line Company	TX
—Sun Pipe Line Services (Out) LLC	DE

Sun Refining and Marketing Company (name saver company)	DE

Sun Services Corporation	PA

Sun Transport, LLC	PA
—Helios Capital Corporation	DE
——Beneco Leasing Two, Inc.	OH
——Sunoco Leasing, Inc.	DE
———Heleasco Twenty, Inc.	DE
———Heleasco Twenty-Three, Inc.	DE
———Jalisco Corporation	CA
—Lesley Corporation	DE
—Libre Insurance Company, Ltd.	Bermuda

50% or greater	DECEMBER 31, 2003

SUNOCO, INC.

SUBSIDIARIES OF THE REGISTRANT

COMPANY NAME:	INC./REG.
Sun-Del Services, Inc.	DE

Sunoco Caribbean, Inc. (name saver company)	DE

Sunoco, Inc. (R&M)	PA
—Aristech Chemical Corporation	DE
——Aristech Investment Corporation	DE
—Epsilon Products Company, LLC	PA
—Mid-State Oil Company	DE
——Mid-Valley Products Pipeline, L.L.C.	PA
—Puerto Rico Sun Oil Company LLC	DE
—Sun Lubricants and Specialty Products Inc.	Quebec
—Sun Petrochemicals, Inc.	DE
——Sun Petrochemicals Company	PA
—Sunmarks, Inc.	DE
—Sunoco LaPorte LLC	DE
—Sunoco Olefins #3 Inc.	DE
—Sunoco Olefins #4 Inc.	DE
——Sunoco Olefins L.P.	DE
—Sunoco Polyolefins Inc. #1	DE
—Sunoco Polyolefins Inc. #2	DE
——Sunoco Polyolefins L.P.	DE
—Sunoco Power Marketing L.L.C.	PA

Sunoco Overseas, Inc.	DE
—Lugrasa, S.A.	Panama

Sunoco Partners LLC	PA

Sunoco Receivables Corporation, Inc.	DE

The Claymont Investment Company	DE

Triad Carriers, Inc.	PA
—BBQ, Inc.	PA
—Carrier Systems Motor Freight, Inc.	DE